THIRD AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT LOAN AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING

CREDIT LOAN AGREEMENT ("Amendment") is dated as of March 3 -28 2001 by and
between                                                  -----

ACI TELECENTRICS, INCORPORATED, a Minnesota corporation (the "Borrower") and

NATIONAL CITY BANK OF MINNEAPOLIS, a national banking association (the "Lender")

                                  WITNESSETH:

           WHEREAS, the Borrower and the Lender entered into a certain Revolving Agreement dated as of January 30, 1998 and a certain Amended and Restated Loan Agreement dated April 30, 1999 (collectively, the "Loan Agreement"), whereby the Lender, agreed to make Advances to the Borrower in the original principal amount of up to $2,000,000.00 ("Loan"); and

           WHEREAS, the Borrower and the Lender entered into a certain First Amendment to Amended and Restated Revolving Credit Loan Agreement dated as of April 30, 2000, and a certain Second Amendment to Revolving Credit Loan Agreement dated 3 - 23, 2000, whereby the Lender agreed to increase the maximum amount of the Loan from $2,000,000.00 to $4,000,000.00 and to extend the Termination Date to July 31, 2001; and

           WHEREAS, the Borrower has requested that the Lender extend a term loan facility to the Borrower in the original principal amount of $763,000.00; and

           WHEREAS, the Lender has agreed to make the term loan to the Borrower and modify certain other provisions of the Loan Agreement upon the terms and subject to the conditions set forth herein.

           NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

         1. Capitalized Terms. All capitalized terms used herein and as otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         2.     Amendment. The Loan Agreement is hereby amended as follows:

             a. The title of the Loan Agreement is hereby amended to read as follows:

                 "Amended and Restated Revolving Credit and Term Loan Agreement"

             b. The following definition is hereby added to Section 1.01 of the Loan Agreement:

                 "Term Note" means the Term Note of the Borrower payable to the order of Lender in substantially in the form of Exhibit A- 1 attached hereto."

             C.  The definition of "Eligible Property" as set forth in Section
                 1.01 of the Loan Agreement is hereby amended by adding the following additional exceptions:

                 "(4) Property, equipment and furniture owned by the Borrower and locate outside the United States."

             d. The definition of "Advance" as set forth in Section 1.01 of the Loan Agreement is hereby amended by adding the following:

                 "Advance" means an advance to the Borrower by the Lender under
                 Section 2.01 or 2.01A of this Agreement."

             e. The Loan Agreement is hereby amended to add the following additional Article IIA:


                                  "Article IIA

                     Amount and Terms of the Term Advance."

        Section 2.01A Term Note Advance. The Lender agrees, on the terms and subject to the conditions herein set forth, to make one Advance pursuant to the Term Note in the aggregate amount of up to the sum of Seven Hundred Sixty-Three Thousand and no/100 dollars ($763,000.00). The Advance made pursuant to the Term Note under this Section 2.01A constitutes an Advance which may not be repaid and reborrowed.

        Section 2.02A Term Note. The Advance under Section 2.01A made by the Lender shall be evidenced by and payable with interest in accordance with the Term Note. The principal and all accrued interest due on the Term Note shall be payable as provided in the Term Note. The Advance pursuant to the Term Note shall bear interest as provided in the Term Note and as specified in this Agreement. Interest on the Term Note shall be computed and paid monthly on April 1, 2001 and on the 1st day of each succeeding month thereafter until September 30, 2001 (the "Maturity Date") at which time the entire principal balance of the Term Note is due and payable in full, unless an earlier acceleration occurs.

        Section 2.03A Interest under the Term Note. The principal balance of the Term Note outstanding from time-to-time during any month shall bear interest (computed on the basis of the actual days elapsed in a 360-day year) at the Base Rate. Interest accruing on the unpaid principal balance of the Term Note outstanding from time-to-time shall be payable on the 1st day of each month as provided in Section 2.02A of this Agreement.

        Section 2.04A Use of Proceeds of the Term Note. The proceeds of the Advance pursuant to the Term Note shall be used to acquire furniture, fixtures and equipment for use by the Borrower in establishing a call center in Sherbrooke, Quebec, Canada.

        Section 2.05A Incorporation of Revolving Note Terms. Except as set forth in Article IIA of the Agreement, all of the terms and conditions of the Agreement as applicable to the Revolving Note as set forth in the Agreement shall apply to the Term Note and the Advance pursuant to the Term Note.

f. The definition of "Event of Default" as set forth in Section 7.01 of the Loan Agreement is hereby amended to add the following additional clause:

             "(r) A default in the payment of any amount due under the Term Note when it becomes due and payable."

g. All references in the Loan Agreement to "Revolving Note" or "Note" unless the context clearly otherwise applies, shall be deemed to include and refer to the Term Note. Notwithstanding anything contained within the Agreement to the contrary, the maximum Advances pursuant to both the Revolving Note and the Term Note shall not exceed the Borrowing Base.

3. Conditions to Effectiveness of this Amendment. This Amendment shall not become effective until, and shall become effective when, each of the following provisions shall have been fulfilled:

             a. The Lender shall have received this Amendment, duly executed by the Borrower;

             b. The Lender shall have received a signed copy of the certificate of the Secretary or Assistant Secretary of the Borrower which shall certify the names of the officers of the Borrower authorized to sign this Amendment and the other documents or certificates to be delivered pursuant to the Loan Agreement and this Amendment by the Borrower and to request Advances under
                 Section 2.01. The Lender may conclusively rely on such certificate until it shall receive a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

             C. The Lender shall have received the Term Note duly executed by the Borrower.

             d. The Lender shall have received an Amendment to Security Agreement in form and substance acceptable to the Lender in its sole discretion.

             e. The Lender shall have received an Amendment to the ACI Illinois Guaranty in form and substance acceptable to the Lender in its sole discretion.

             f. The Lender shall have received an Amendment to the ACI Illinois Security Agreement in form and substance acceptable to the Lender in its sole discretion.

         4. Effect of Amendment; Representation and Warranties; No Waiver. The Lender and the Borrower agree that after this Amendment becomes effective, the Loan Agreement, as hereby amended, shall remain in full force and effect. The Borrower warrants and represents that on and as of the date hereof and after giving effect to this Amendment, (i) all of the representations and warranties contained in the Loan Agreement as hereby amended are correct and complete in all material respects as of the date hereof, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date and (ii) no Default or Event of Default has occurred or is continuing under the Loan Agreement, as amended hereby, and no event has occurred which, with the passage of time or the giving of notice, would mature into a Default or an Event of Default. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment, and neither this Amendment nor the agreements contained herein or therein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or signatory or a provision of the Borrower's Articles of Incorporation, By-Laws, or, to the best of the Borrower's knowledge, any other agreement or requirement of law. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to, any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment, or the performance of the obligations of the Borrower herein or therein described.

         5. Reference. From and after the effective date of this Amendment, each reference in the Loan Agreement to "this Loan Agreement", this "Agreement", "herein", "hereof", "hereby" or words of like import referring to the Loan Agreement and each reference in any other document delivered in connection with the Loan Agreement to the "Loan Agreement," "therein", "thereof", "thereby" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in the Revolving Note, the Term Note, the Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement to "the Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment.

         6. Incorporation of Loan Agreement and other Loan Documents by Reference; Ratification of Loan Documents. Except as expressly modified under this Amendment, all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under the Loan Agreement, the Revolving Note, the Term Note, the Security Agreement, and any and all other documents and agreements entered into with respect to the obligations under the Loan Agreement are incorporated herein by reference and are hereby ratified by the Borrower.

         7. Merger and Integration, Superseding Effect. The Loan Agreement, as amended and modified by this Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment shall control.

         8. Expenses. As provided in Section 8.04 of the Loan Agreement, as amended hereby, the Borrower agrees to pay all of the expenses, including reasonable attorneys fees and expenses, incurred by the Lender in connection with this Amendment.

         IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.


ACI TELECENTRICS, INCORPORATED,             NATIONAL CITY BANK OF
a Minnesota corporation                     MINNEAPOLIS, a national banking
                                            association
By:      /s/ W. Nolte
    -------------------------------         By:
Title:   C.F.O                                  -------------------------------
       ----------------------------         Its:
                                                 ------------------------------
By:
    -------------------------------
Title:
       ----------------------------

                         AMENDMENT TO SECURITY AGREEMENT


         This Amendment to Security Agreement ("Amendment") is made this 23 day of March, 2001, between ACI Telecentrics, Incorporated, a Minnesota corporation ("Debtor") and National City Bank of Minneapolis, a national banking association ("Secured Party").


                                   WITNESSETH


         WHEREAS, the Debtor executed a certain Security Agreement in favor of Secured Party thereby granting a security interest in certain assets of the Debtor to secure performance of a certain Revolving Note dated January 30, 1998 in the original principal amount of Two Million and no/100 dollars ($2,000,000.00) issued pursuant to a Revolving Credit Loan Agreement dated January 30, 1998 as amended ("Loan Agreement"), and all other obligations of Debtor to Secured Party of any nature whatsoever; and

         WHEREAS, Debtor and Secured Party have executed certain amendments to the Loan Agreement, certain renewal promissory notes and such additional promissory notes (included a Term Note) increasing the indebtedness of the Debtor to the Secured Party to a maximum principal amount of Four Million Seven Hundred Sixty-three Thousand and no/100 dollars ($4,763,000.00); and

         WHEREAS, the Debtor and Secured Party desire to amend the terms and conditions of the Security Agreement.

         NOW, THEREFORE, in consideration of the Recitals, the extension of credit evidenced by the Term Note, and the continuing extension of credit by Secured Party to Debtor, Debtor and Secured Party hereby agree as follows:

         1. Recitals. The Recitals set forth above are true and correct in all material respects and are incorporated herein by reference.

         2. Capitalized Terms. All capitalized terms used herein and as otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement and Security Agreement.

         3. Amendment. The first sentence of Section 1.01 of the Security Agreement is hereby deleted and replaced with the following:

                     "1.01 Debtor hereby grants the Secured Party a security interest (collectively referred to as the "Security Interests"), in the property described below as security for the payment and performance of that certain renewal Revolving Note dated August _, 2000, in the principal amount of Four Million and no/100 dollars ($4,000,000.00) executed by Debtor in favor of Secured Party and that certain Term Note dated March , 2001, in the principal amount of Seven Hundred Sixty-Three Thousand and no/100 dollars ($763,000.00) executed by Debtor in favor of Secured Party, issued pursuant to an Amended and Restated Revolving Credit Loan Agreement dated April 30, 1999 as amended from time-to-time including a certain Third Amendment to Amended and Restated Revolving Credit Loan Agreement dated March --, 2001 ("Loan Agreement"), together with accrued but unpaid interest thereon, costs of collection, including reasonable attorney's fees, and all other obligations of Debtor to Secured Party of any nature whatsoever (the "Obligations")."

         4. Binding Effect. Except as herein modified, all other terms and conditions of the Security Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment to Security Agreement as of the day and year first above-written.

                                         AIC TELECENTRICS, INCORPORATED

                                         By      /s/ W Nolte
                                           -------------------------------------
                                         Its    William Nolte
                                            ------------------------------------


                                         NATIONAL CITY BANK OF
                                         MINNEAPOLIS
                                         By    /s/ Christopher A Flynn
                                            ------------------------------------
                                         Its   Asst Vice President
                                             -----------------------------------

487386-1

                                    TERM NOTE


    $763,000.00                                    Date: March 28, 2001

    Minneapolis, Minnesota                         Due: September
    30, 2001


       For value received, the undersigned, ACI TELECENTRICS, INCORPORATED, a Minnesota corporation, hereby promises to pay to the order of National City Bank of Minneapolis, a national banking association (the "Lender") at its main office in Minneapolis, Minnesota or at any other place designated at any time in writing by the holder hereof, in lawful money of the United States of America, the principal sum of Seven Hundred Sixty-Three Thousand and No/100 Dollars ($763,000.00) on September 30, 2001, the due date, as shown by the Bank's liability record, together with interest (calculated on the basis of actual days elapsed in a 360-day year) on the unpaid principal hereof, from the date hereof until this Note is fully paid at an annual rate equal to the rate of interest established by and publicly announced from time to time by Lender as its Base Rate, with the understanding that Lender may lend to its customers at rates that are above or below the Base Rate. Each change in the interest rate hereon shall become effective on the day the corresponding change in the Base Rate becomes effective if interest is calculated on the Base Rate. The Loan Agreement contains provisions for increases in the interest rate payable hereunder upon the happening of certain events set forth in the Loan Agreement. Provided, however, that if the principal amount of this Note shall be less than $100,000 on the due date, this Note shall bear the same interest rate after it becomes due as was in effect on such due date. As used herein, "due date" means the maturity date hereof (whether it be the stated maturity date or such earlier date by reason of acceleration) or, if this Note is payable upon demand, the date of demand.

       Interest shall be payable monthly, on the 1st day of each month commencing April, 2001 and on the 1st day of each succeeding month thereafter until September 30, 2001, at which time the outstanding principal balance of this Note, shall be due and payable in full. This Note is secured by a security interest in all accounts receivable, work in process, furniture, fixtures and equipment, general intangibles, and other property of the Borrower all as described in the Security Agreement between the Borrower and Lender dated January 30, 1998, as amended from time to time.

       If interest hereon is not paid when due, or if any other indebtedness of the undersigned to Lender is not paid when due, or if the undersigned is in default under any other agreement between the undersigned and Lender, or if a garnishment summons or a writ of attachment is issued against or served upon Lender for the attachment of any property of the undersigned in Lender's possession or any indebtedness owing to the undersigned, or if the undersigned shall submit to Lender any credit application or financial statement containing information which shall prove to be incorrect in any respect when made, or if the undersigned shall fail to pay when due any indebtedness the undersigned may owe for money borrowed, of if the holder shall at any time in good faith believe that the prospect of due and punctual payment of the Note is materially impaired, then, in any such event, the holder hereof may, at its option, declare this Note to be immediately due and payable, together with all unpaid interest accrued hereon, without notice or demand; provided, however, that if this Note is payable upon demand, nothing herein contained shall preclude or limit the holder hereof from demanding payment of this Note at any time and for any reason, without notice.

       This Note is the Term Note referred to in that certain Third Amendment to Amended and Restated Revolving Credit Loan Agreement between Lender and the Borrower dated of even date herewith ("Loan Agreement") and has been executed by the Borrower and delivered and issued by Lender in accordance with the Loan Agreement and Lender is entitled to all the benefits, rights and privileges contained in the Loan Agreement.

       This Note shall also become automatically due and payable (including unpaid interest accrued hereon) without notice or demand should a petition be filed by or against the undersigned under the United States Bankruptcy Code, or if a trustee, receiver or similar officer is appointed for the undersigned or for the undersigned's property. If this Note is not paid on the due date, the bank shall have the right to set off the indebtedness evidenced by this Note against any indebtedness of the Bank to the undersigned. The holder hereof may at any time renew this Note or extend its maturity date for any period and release any security for, or any part to, this Note, all without notice to or consent of and without releasing any accommodation maker, endorser or guarantor. The undersigned agrees to pay all costs of collection, including attorneys' fees and legal expenses, in the event this Note is not paid when due whether suit is commenced or not, including costs and expenses in litigation, bankruptcy, or insolvency proceedings. Presentment or other demand for payment, notice of dishonor and protest are hereby waived by the undersigned. This Note shall be governed by the substantive laws of the State of Minnesota, except insofar as the Bank may rely on the laws of the United States to justify the interest rate charged hereunder. The undersigned hereby irrevocably submits to the jurisdiction of the Minnesota District Court, Fourth Division, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this Note and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.


                                     ACI TELECENTRICS, INCORPORATED

                                       /s/ W Nolte
                                     -----------------------------------------

                                     By:    William Nolte
                                        --------------------------------------

                                     Its:  C.F.O.
                                         -------------------------------------

                                     By:
                                        --------------------------------------
                                     Its:
                                         -------------------------------------

ADDRESS OF THE BORROWER

3100 West Lake Street
Minneapolis, Minnesota 55416-4510

487503-1